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EX-99.(j)(2)
Consent of Ernst & Young LLP





                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference made to our firm under the captions "Financial Highlights", "Investment Advisory and other Services" and Experts" and to the use of our report dated February 7, 2003, which is incorporated by reference,in this Registration Statement (Form N-1A No. 333-61759) of TIAA-CREF Life Funds.






                                          /s/ ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP




New York, New York
April 28, 2003